T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
------------


Contact:  Robert Mosby, QMed, Inc. - 732-544-5544 x1107


QMed, Inc. Reports Year-End and Fourth Quarter Results
--------------------------------------------------------------------------------

Eatontown, New Jersey, January 27, 2006 - QMed, Inc. (NASDAQ Symbol: QMED) today announced financial results for the fiscal year and fourth quarter ending November 30, 2005. Revenue for the year increased to $22,146,496 from $15,576,599 a year ago. Net income for the year totaled $3,885,545 or $0.24 per share, $0.21 per share on a diluted basis, compared to a net loss of $(1,739,445) or $(0.12) per share in the previous year. The Company had approximately $23.4 million of cash and investments at November 30, 2005.

Revenue for the three-month period ended November 30, 2005 increased to $6,423,479 up approximately 34% from $4,785,815 in the prior year's quarter. Previously deferred revenues of approximately $1,400,000 were recognized as a result of achieving or surpassing performance goals on health plan contracts with HealthPartners ($400,000) and PacifiCare ($1,000,000). Net income for the quarter was $1,146,814 or $.07 per share, $.06 per share on a diluted basis, inclusive of approximately $116,000 related to the sale of net operating losses, compared to net income of $1,136,134 or $.08 per share, $.07 per share on a diluted basis, for the same period a year ago.

Michael W. Cox, QMed president and CEO said, "We are pleased to report this strong financial performance for the fourth quarter. Indeed, our Company's performance for the entire year was quite robust, especially considering the development and operational costs associated with our QMedCare and Health e Monitoring initiatives. We are heartened that our programs continue to deliver superior and dependable quality and financial results to our health plan customers, as shown by the quarter's recognition of deferred revenues from PacifiCare and HealthPartners contracts. Additionally, we had recognized revenue, previously deferred, under our contract with SummaCare for similar positive outcomes in the achievement of performance measures."

"These achievements demonstrate yet again that our evidence-based clinical information management system performs extremely well in multiple geographies, as well as among Medicare seniors, and that it engages, and is supported by, physicians," he continued. "Importantly, these performance achievements reinforce the already strong case for the announced transition to Medicare Advantage Special Needs Plan (MA SNP) business that we have begun in South Dakota with our partner, DAKOTACARE. That transition will shortly be accelerated with our filing in another state, this time for a wholly owned HMO license, so that we will own as well as operate the MA SNP in that new state, creating asset value for shareholders. Meanwhile, we have received positive receptions from several middle market Medicare Advantage health plans on partnering in Special Needs Plan business."

"We are seeing increased interest in our Health e Monitoring programs from a number of diverse and prominent organizations, health plans among them. We expect that Health e Monitoring will make meaningful contributions to our Company this year and, like QMedCare, provide us with further diversification and industry leadership," Cox added.


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T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
------------

1/27/06 - Page 2 of 5

"We expect 2006 to be an active development year for the Company. The SNP project in South Dakota was launched a few days ago and it is too early to estimate enrollment for the quarter or the year. While there is confusion surrounding the Medicare Part D prescription drug benefit, our drug benefit design covers the so-called "doughnut hole" and has been well received by pharmacies and practicing physicians in South Dakota."

"Consequently, we recently notified CMS that we intend to submit a benefit design for 2007, which may include an expanded South Dakota SNP offering. Preliminary engagement for this project with physicians, institutions and community senior centers to explain the benefits of our SNP approach is proceeding satisfactorily. In this new effort we are building an MA SNP business from scratch with a deeply talented executive QMedCare team. We are competing in an emerging arena, and we get more than our usual share of questions from physicians, clinic administrators, hospitals and patients. With our growing experience in South Dakota, we are confident that this critical migration of our expertise is the right move for our Company. As a result, we expect to submit a freestanding HMO license application to New Jersey regulators within the next few weeks, with expectations of a January 2007 go-live date for this new wholly owned SNP. In keeping with this 2007 plan, we have advised CMS of our intention to apply for a chronically ill SNP in New Jersey, with a start date of January 1, 2007," Cox concluded.

About QMed, Inc.
----------------
QMed provides evidence-based clinical information management systems around the country to its health plan customers. The system incorporates Disease Management services to patients and decision support to physicians. The Company's QMedCare subsidiary specializes in serving high-risk populations of Medicare beneficiaries with its first project commencing in South Dakota in January 2006. Health e Monitoring is QMed's subsidiary offering weight, obesity and health promotion programs. The Company has been selected in two Demonstrations in the vast Medicare fee-for-service program. More information on QMed, Inc. can be obtained at www.qmedinc.com, by calling (732) 544-5544 or by emailing investor@qmedinc.com.


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T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

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NEWS RELEASE
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1/27/06 - Page 3 of 5


                                                  QMED, INC. AND SUBSIDIARIES
                                                   Consolidated Balance Sheets
                                                          November 30,

                                                             Assets

                                                                                                 2005                  2004
                                                                                                 ----                  ----
Current assets
    Cash and cash equivalents                                                           $        4,051,046    $       3,292,571
    Investments in securities                                                                   19,348,503            2,097,362
    Accounts receivable, net of allowance for
     doubtful accounts of $76,518 and $52,690, respectively                                      3,377,495            2,750,507
    Inventory, net of reserve                                                                       30,887               38,355
    Prepaid expenses and other current assets                                                      411,608              440,620
                                                                                        ------------------    -----------------
                                                                                                27,219,539            8,619,415

Property and equipment, net of accumulated depreciation                                          1,058,295            1,180,050
Product software development costs, net                                                          1,161,083              858,022
Accounts receivable, non-current                                                                   271,809                    -
Acquired intangibles, net                                                                          795,848                    -
Other assets                                                                                       128,794              132,136
Investment in joint ventures                                                                        37,998               47,854
                                                                                        ------------------    ------------------
                                                                                        $       30,673,366    $      10,837,477
                                                                                        ==================    =================

                                              Liabilities and Stockholders' Equity

Current liabilities
    Accounts payable and accrued liabilities                                            $        1,577,385    $         817,234
    Leases payable, current portion                                                                146,483              119,757
    Accrued salaries and commissions                                                               721,792              416,382
    Fees reimbursable to health plans                                                               39,000              161,178
    Contract billings in excess of revenues                                                        744,743            1,245,862
    Deferred warranty revenue                                                                       12,253               23,652
    Income taxes payable                                                                            62,610               16,000
                                                                                        ------------------    -----------------
                                                                                                 3,304,266            2,800,065
Leases payable, long term                                                                           76,005              146,742
Contract billings in excess of revenue, long term                                                  271,809                    -
                                                                                        ------------------    -----------------
                                                                                                 3,652,080            2,946,807
                                                                                        ------------------    -----------------

Commitments and contingencies

Stockholders' equity
    Common stock, $.001 par value, 40,000,000 shares
     authorized, 16,804,846 and 15,150,054 shares issued
     16,782,806 and 15,128,054 outstanding, respectively                                            16,805               15,150
    Paid-in capital                                                                             51,219,617           35,961,800
    Accumulated deficit                                                                        (24,118,472)         (28,004,017)
    Accumulated other comprehensive income
     Unrealized losses on securities available for sale                                            (21,039)              (6,638)
                                                                                        ------------------    -----------------

                                                                                                27,096,911            7,966,295
    Less treasury stock at cost, 22,000 common shares                                              (75,625)             (75,625)
                                                                                        ------------------    -----------------

      Total stockholders' equity                                                                27,021,286            7,890,670
                                                                                        ------------------    -----------------
                                                                                        $       30,673,366    $      10,837,477
                                                                                        ==================    =================
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T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
------------

1/27/06 - Page 4 of 5

                                                   QMED, INC. AND SUBSIDIARIES
                                              Consolidated Statements of Operations
                                             For the Three Months Ended November 30,


                                                                                  2005                           2004
                                                                                  ----                           ----
Revenue                                                                $         6,423,479                $        4,785,815

Cost of revenue                                                                  2,011,574                         1,805,785
                                                                       -------------------                ------------------


Gross profit                                                                     4,411,905                         2,980,030

Selling, general and administrative expenses                                     2,866,660                         1,665,666
Research and development expenses                                                  399,111                           196,599
                                                                       -------------------                ------------------


Income from operations                                                           1,146,134                         1,117,765
Interest expense                                                                    (6,242)                           (9,540)
Interest income, net                                                               179,700                            16,332
Loss in operations of joint ventures                                               (55,727)                         (214,147)
Other income                                                                           637                                 -
                                                                       -------------------                ------------------

Income before income tax benefit (provision)                                     1,264,502                           910,410

Gain on sale of state tax benefits                                                 115,912                           229,724
Provision for income taxes                                                        (233,600)                           (4,000)
                                                                       -------------------                ------------------


Net income                                                             $         1,146,814                $        1,136,134
                                                                       ===================                ==================

Basic income per share
  Weighted average shares outstanding                                           16,751,233                        14,920,523
                                                                       ===================                ==================

  Basic income per share                                               $              0.07                $             0.08
                                                                       ===================                ==================

Diluted income per share
  Weighted average shares outstanding                                           18,799,678                        16,719,362
                                                                       ===================                ==================

  Diluted income per share                                             $              0.06                $             0.07
                                                                       ===================                ==================
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T 732.544.5544  F 732.544.5404   25 Christopher Way, Eatontown, NJ 07724
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                                                                 www.qmedinc.com

                                                                   [QMed's Logo]


NEWS RELEASE
------------

1/27/06 - Page 5 of 5

                                                   QMED, INC. AND SUBSIDIARIES
                                              Consolidated Statements of Operations
                                                For the Years Ended November 30,


                                                                         2005                  2004                  2003
                                                                         ----                  ----                  ----
Revenue                                                        $        22,146,496   $        15,576,599     $        12,899,361

Cost of revenue                                                          7,510,894             8,878,104               6,726,867
                                                               -------------------   -------------------     -------------------


Gross profit                                                            14,635,602             6,698,495               6,172,494

Selling, general and administrative expenses                             8,720,287             7,288,783               6,875,834
Research and development expenses                                        1,323,397               903,921                 905,360
Litigation settlement                                                            -                     -                 230,000
                                                               -------------------   -------------------     -------------------

Income (loss) from operations                                            4,591,918            (1,494,209)             (1,838,700)

Interest expense                                                           (27,294)              (33,874)                (25,595)
Interest income, net                                                       441,353                68,238                  90,418
Loss in operations of joint ventures                                      (847,830)             (502,027)               (362,499)
Other income                                                                 3,486                 8,703                       -
                                                               -------------------   -------------------     -------------------

Income (loss) before income tax benefit (provision)                      4,161,633            (1,953,169)             (2,136,376)

  Gain on sale of state tax benefits                                       115,912               229,724                       -
  Provision for income taxes                                              (392,000)              (16,000)                (15,000)
                                                               -------------------   -------------------     -------------------


Net income (loss)                                              $         3,885,545   $        (1,739,445)    $        (2,151,376)
                                                               ===================   ====================    ===================

Basic income (loss) per share
    Weighted average shares outstanding                                 16,465,178            14,766,895              14,568,781
                                                               ===================   ====================    ===================


    Basic income (loss) per share                              $              0.24   $             (0.12)    $              (.15)
                                                               ===================   ====================    ===================

Diluted income (loss) per share
    Weighted average shares outstanding                                 18,457,101            14,766,895              14,568,781
                                                               ===================   ===================     ===================

    Diluted income (loss) per share                            $              0.21   $             (0.12)    $              (.15)
                                                               ===================   ===================     ===================
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